UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017

General Motors Financial Company, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.03	Material Modification to Rights of Security Holders

On September 15, 2017, General Motors Financial Company, Inc. (the “Company”) filed a Statement of Resolution (the “Statement of Resolution”) with the Secretary of State of the State of Texas, establishing the rights, preferences, privileges, qualifications, restrictions and limitations of a series of its preferred stock designated as the Fixed-to-Floating Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”). The Statement of Resolution was filed in connection with an Underwriting Agreement, dated September 13, 2017 (the “Underwriting Agreement”), among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters an aggregate of 1,000,000 shares of Series A Preferred Stock.

The shares of Series A Preferred Stock were sold at a public offering price of $1,000.00 per share and the Underwriters agreed to purchase the shares from the Company at a discount of $15.00 per share. Holders of Series A Preferred Stock are entitled to receive cash dividend payments when, as and if declared by the Company’s Board of Directors or a duly authorized committee of the Board of Directors. Dividends on the Series A Preferred Stock accrue and are payable from September 20, 2017 to, but excluding September 30, 2027 at a rate of 5.750% per annum, payable semi-annually in arrears on March 30 and September 30 of each year, beginning on March 30, 2018. From and including September 30, 2027, the Company will pay cash dividends on the Series A Preferred Stock, when, as, and if declared, at a floating rate equal to the then applicable three-month U.S. dollar LIBOR rate plus a spread of 3.598% per annum, payable quarterly in arrears, on March 30, June 30, September 30 and December 30 of each year, beginning on December 30, 2027. Dividends on the Series A Preferred Stock are cumulative whether or not the Company has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are authorized or declared. No distributions will be declared or paid or set aside for payment (nor will any other distribution be declared or made upon the Company’s common shares, or any of the Company’s other equity shares ranking junior to or on a parity with the preferred shares of the series as to distributions or upon liquidation), nor will any common shares or any other of the Company’s equity shares ranking junior to or on a parity with the preferred shares of the series as to distributions or upon liquidation be redeemed, purchased or otherwise acquired for any consideration unless full cumulative distributions on the shares of Series A Preferred Stock have been or contemporaneously are declared and paid or declared.

The Series A Preferred Stock ranks, with respect to the payment of dividends or the distribution of assets upon the Company’s liquidation or winding up: (i) senior to the Company’s common stock and any class or series of the Company’s capital stock expressly stated to be junior to the Series A Preferred Stock; (ii) equally with each other class or series of preferred stock the Company may issue that is not expressly stated to be senior or junior to the Series A Preferred Stock; and (iii) junior to any class or series of the Company’s capital stock expressly stated to be senior to the Series A Preferred Stock (if the issuance is approved by the requisite consent of the holders of the Series A Preferred Stock) and to all of the Company’s existing and future debt obligations.

The Series A Preferred Stock is perpetual and has no maturity date, and is not subject to any mandatory redemption, sinking fund or other similar provisions. The Company may, at its option, redeem the Series A Preferred Stock in whole or in part, from time to time, at any time on or after September 30, 2027, upon not less than 30 calendar days’ nor more than 60 calendar days’ notice at a redemption price equal to $1,000.00 per share, plus accumulated and unpaid dividends (whether or not declared), if any, to, but excluding, the date fixed for redemption. Holders of Series A Preferred Stock will have no right to require the redemption or repurchase of the Series A Preferred Stock.

Holders of the Series A Preferred Stock will have no voting rights except with respect to certain changes in the terms of the Series A Preferred Stock and the issuance of capital stock ranking senior to the Series A Preferred Stock and as otherwise expressly required by Texas law.

The terms of the Series A Preferred Stock are more fully described in the Statement of Resolution, which is included as Exhibit 3.1 to this Current Report on Form 8–K and is incorporated by reference herein.

Item 8.01	Other Events

On September 20, 2017, the Company closed the public offering of 1,000,000 shares of its Series A Preferred Stock pursuant to the Underwriting Agreement. The Series A Preferred Stock was sold pursuant to a shelf registration statement on Form S-3 (File No. 333-219323) as filed with the Securities and Exchange Commission (the “SEC”) on July 17, 2017, and automatically effective on July 17, 2017. A prospectus supplement dated September 13, 2017 relating to the Series A Preferred Stock and supplementing the prospectus dated July 17, 2017 was filed with the SEC pursuant to Rule 424(b)(2) under the Securities Act. The legal opinion of Hunton & Williams LLP related to the offering of the Series A Preferred Stock pursuant to the Registration Statement is filed as

Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Statement of Resolution Establishing the Designation of Fixed-to-Floating Rate Cumulative Perpetual Preferred Stock, Series A of General Motors Financial Company, Inc.

5.1	Opinion of Hunton & Williams LLP.

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: September 20, 2017	By:	/s/ Chris A. Choate
Chris A. Choate
Executive Vice President and Chief Financial Officer